INCOME STATEMENT (Page 1 of 2)

                                                                                                             Filing
                                                                                                         October 1, 1998
                                               October        November        December       January         to Date
                                            -------------  -------------   -------------  -------------  --------------

GROSS SALES
     Interest Income                         $ 2,969,812    $ 2,359,240       $ 133,026     $  120,039     $ 5,582,117
     Servicing Income                            711,909        627,509        (219,394)       584,778       1,704,802
     Prepayment Penalty Income                   858,818        762,923         967,887      1,232,858       3,822,486
     Less: Returns and Allowances                                                                                    -
                                            -------------  ------------- --------------   ------------  --------------------
NET SALES                                      4,540,539      3,749,672         881,519      1,937,675      11,109,405

COST OF SALES
     BEGINNING INVENTORY                                                                                             -
     Add:   PURCHASES                                                                                                -
     Less:  ENDING INVENTORY                                                                                         -
                                            -------------  -------------  --------------  -------------  --------------------
COST OF GOODS SOLD                                     -              -               -              -               -

GROSS PROFIT                                   4,540,539      3,749,672         881,519      1,937,675      11,109,405

OTHER OPERATING EXPENSES:
     OFFICER SALARIES/DRAWS                      413,199        612,381         299,637        290,739       1,615,956
     DIRECT LABOR/SALARIES                       427,198        740,169         364,673        196,131       1,728,171
     BENEFITS/PAYROLL TAXES                      249,293        206,435          11,991        102,529         570,248
     SUPPLIES                                     26,820         13,597          28,404          4,174          72,995
     INSURANCE                                    37,430         28,427          31,527         28,427         125,811
     RENT                                        288,568        287,879          57,755         51,533         685,735
     GENERAL AND ADMINISTRATIVE                  563,389      1,623,341       1,497,692      1,048,984       4,733,406



INCOME STATEMENT (Page 2 of 2)                                                                               Filing
                                                                                                         October 1, 1998
                                               October        November        December       January         to Date
                                            -------------  -------------   -------------  -------------  --------------

     DEPRECIATION/AMORTIZATION                   425,077        420,588         327,568        160,042       1,333,275
                                            -------------  -------------   -------------  -------------  --------------
TOTAL OPERATING EXPENSES                       2,430,974      3,932,817       2,619,247      1,882,559      10,865,597

                                            -------------  -------------   -------------  -------------  --------------
NET OPERATING INCOME (LOSS)                    2,109,565       (183,145)     (1,737,728)        55,116         243,808

ADD: OTHER INCOME (2)                             51,608          5,533          38,150      1,030,005       1,125,296
LESS OTHER EXPENSES:
     INTEREST EXPENSE                         (2,053,875)    (1,777,895)       (517,419)      (688,451)     (5,037,640)
     OTHER (3)                                (1,077,948)     1,636,646      (3,467,844)    (1,095,623)     (4,004,769)
                                            -------------  -------------   -------------  -------------  --------------
TOTAL OTHER EXPENSES                            (970,650)      (318,861)     (5,684,841)      (698,953)     (7,673,305)

GAIN/(LOSS) SALE OF ASSETS                             -        271,947        (544,418)    (3,230,938)     (3,503,409)

                                            -------------  -------------   -------------  -------------  --------------
INCOME (LOSS) BEFORE TAXES                      (970,650)       (46,914)     (6,229,259)    (3,929,891)    (11,176,714)

INCOME TAXES                                     (44,528)       698,677       1,145,987      1,176,222       2,976,358

                                            =============  =============   =============  =============  ==============
NET INCOME (LOSS)                           $ (1,015,178)  $    651,763    $ (5,083,272)  $ (2,753,669)  $  (8,200,356)
                                            =============  =============   =============  =============  ==============

(2) Schedule of Other Income attached
(3) Schedule of Other Expense attached

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATIONS

                                                                                                                   Filing
                                                                                                               October 1, 1998
                                                  October       November         December        January           to Date
                                               ------------   --------------   -------------   -------------   ---------------

NET INCOME (LOSS)                              $(1,015,178)   $     651,763    $ (5,083,272)   $ (2,753,669)    $  (8,200,356)

ADJUSTMENTS TO RECONCILE
NET INCOME TO NET CASH:
      DEPRECIATION/AMORTIZATION                    425,077          420,588         327,568         281,843         1,455,076
      (GAIN)LOSS ON SALE OF ASSETS                       -          855,295         544,418       3,230,938         4,630,651
      (INCREASE)DECREASE IN RECEIVABLES          1,357,074        7,616,002      (1,375,363)      2,254,471         9,852,184
      (INCREASE)DECREASE IN INVENTORY (1)          422,818      293,830,863       1,005,339         242,557       295,501,577
      INCREASE(DECREASE) IN PAYABLES             1,206,020       (9,580,662)       (457,059)        721,311        (8,110,390)
      OTHER, NET (2)                             1,489,709          (30,604)      3,854,169          14,631         5,327,905
                                               ------------   --------------   -------------   -------------   ---------------
NET CASH PROVIDED BY OPERATIONS                  3,885,520      293,763,245      (1,184,200)      3,992,082       300,456,647

CASH FLOWS FROM INVESTING/FINANCING
      (PURCHASE OF)FIXED ASSETS                          -                                                                  -
      CAPITAL CONTRIBUTIONS                              -                                                                  -
      LOAN PROCEEDS (SCHEDULE F, NUMBER 6)               -                          125,122      38,960,936        39,086,058
      LOAN PRINCIPAL/CAPITAL LEASE (PAYMENTS)      (97,922)    (294,217,616)        (11,538)    (38,690,645)     (333,017,721)
                                               ------------   --------------   -------------   -------------   ---------------
      NET INCREASE (DECREASE) IN CASH            3,787,598         (454,371)     (1,070,616)      4,262,373         6,524,984

BEGINNING CASH                                   1,930,442        5,718,040       5,263,669       4,193,053         1,930,442

                                               ============   ==============   =============   =============   ===============
ENDING CASH                                    $ 5,718,040    $   5,263,669    $  4,193,053    $  8,455,426     $   8,455,426
                                               ============   ==============   =============   =============   ===============

(1)   Mortgage Loans held for Sale
(2)   Accrual of Operations of subsidiaries    $ 1,077,948    $  (1,636,644)   $  3,467,844    $  1,095,623     $   4,004,771
      Residual Loan Interests                      279,971          213,341         258,976         909,933         1,662,221
      Prepaid expenses and other assets, net       131,790        1,392,699         127,349        (869,122)          782,716
                                               ============   ==============   =============   =============   ===============
                                               $ 1,489,709    $     (30,604)   $  3,854,169    $  1,136,434     $   6,449,708
                                               ============   ==============   =============   =============   ===============

COMPARATIVE BALANCE SHEET (Page 1 of 2)

                                                    AS OF            AS OF             AS OF            AS OF
                                                   10/31/98         11/30/98         12/31/98          01/31/99
                                                ---------------  ---------------  ----------------  ---------------
ASSETS
Current Assets:
    Cash                                         $   5,718,040    $   5,263,669     $   4,193,053    $   8,455,426
    Inventory (Mortgage Loans Held for Sale)       301,695,376        7,864,513         6,859,174        6,616,617
    Accounts Receivable                            102,752,739       95,136,737        96,512,100       94,257,629
       (net of bad debts)
    Notes Receivable
    Other (attach schedule)                          1,940,083        1,621,035         1,535,181        3,149,915
                                                ---------------  ---------------  ----------------  ---------------
Total Current Assets                               412,106,238      109,885,954       109,099,508      112,479,587

Fixed Assets:
    Property and Equipment                          11,424,029        9,166,950         7,668,219        1,500,368
    Less: Accumulated Depreciation                  (4,205,145)      (4,133,906)       (3,412,619)        (408,799)
                                                ---------------  ---------------  ----------------  ---------------
Total Fixed Assets                                   7,218,884        5,033,044         4,255,600        1,091,569
Other Assets (attach schedule)                     322,755,879      324,015,488       320,152,631      317,174,516
                                                ---------------  ---------------  ----------------  ---------------

TOTAL ASSETS                                     $ 742,081,001    $ 438,934,486     $ 433,507,739    $ 430,745,672
                                                ===============  ===============  ================  ===============

LIABILITIES
Postpetition Liabilities:
    Accounts Payable                             $      57,515    $     104,337     $      41,155    $      99,496
    Notes Payable                                                                         125,122       38,957,990
    Rents and Leases Payable
    Taxes Payable                                       44,527
    Accrued Interest                                                                                        78,563
    Other                                                4,790          729,034         1,239,891        3,095,204
                                                ---------------  ---------------  ----------------  ---------------
Total Postpetition Liabilities                         106,832          833,371         1,406,168       42,231,253

Prepetition Liabilities (Noncurrent):
    Unsecured Debt                                 171,293,855      171,362,497       171,637,000      171,606,879
    Notes Payable-Secured                          455,556,112      151,616,803       151,576,120      111,948,980
    Priority Claims:
       Taxes                                            76,332           76,332            76,332           76,332
       Wages                                         1,409,372        1,409,372         1,405,267        1,405,267
       Deposits                                              -
    Other                                           18,536,567       17,882,417        16,736,430       15,560,208
                                                ---------------  ---------------  ----------------  ---------------
Total Prepetition Liabilities                      646,872,238      342,347,421       341,431,149      300,597,666

                                                ---------------  ---------------  ----------------  ---------------
TOTAL LIABILITIES                                  646,979,070      343,180,792       342,837,317      342,828,919

OWNER EQUITY (DEFICIT)                              95,101,931       95,753,694        90,670,422       87,916,753

                                                ---------------  ---------------  ----------------  ---------------
TOTAL LIABILITIES AND OWNER EQUITY               $ 742,081,001    $ 438,934,486     $ 433,507,739    $ 430,745,672
                                                ===============  ===============  ================  ===============

                                   SCHEDULE F

STATEMENT OF PERSONNEL, INSURANCE AND OPERATIONS

1.  PERSONNEL REPORT (required if more than ten employees)

                                                                                         Full Time              Part Time
    Total number of employees at beginning of period                                          89                       -
    Number hired during period                                                                 1                       -
    Number terminated or resigned during period                                                4                       -
                                                                                         ---------              ----------
    Total number of employeed on payroll at period end                                        86                       -

    Total Payroll for the period:                                      $ 509,865

    Includes payment of severance and retention compensation for terminated employees

2. INSURANCE - Copies of certificates of insurance must accompany first report.

    For subsequent months, explain any changes in insurance coverage:

    Copies of insurance certificates have already been submitted.


3. Subsequent to the filing of the petition have any payments been made on prepetition unsecured debt, except as authorized by the court?
                 X               No.
    -----------------------------

    -----------------------------Yes.       Identify amount, who was paid and date paid: -----------------------------------
    ------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------

4. Provide a narrative report of significant events which may have an effect on the financial condition of the debtor or any events out of the ordinary course of business, which have occurred since the period covered by this report. Attach separate sheet(s) if necessary.

    On February 10, 1999, the Debtor filed a report on Form 8-K with the Securities and Exchange Commission, containing the following text:

    Southern Pacific Funding Corporation (SPFC) stated that, in connection with the development of its plan of reorganization in its Chapter 11 bankruptcy case, it is soliciting offers from certain major financial institutions and other institutional accredited investors to purchase the residual interests that it retained in connection with the securitization of its mortgage loan pools, as well as certain other corporate assets, including its loan servicing rights and servicing platform. The purchase may take the form of an acquisition of newly issued capital stock of SPFC following the approval in the bankruptcy case of its plan of reorganization. SPFC plans to conduct a two-phase private bidding process with interested parties with the assistance of a placement agent. SPFC anticipates that the sale process will be completed in the 1999 second quarter. The securities to be offered as part of SPFC's assets will not be registered under the Securities Act of 1933 or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

5. If assets, other than inventory sold in the ordinary course of business, were disposed of during the current month, provide the following information for each asset (attach separate sheet(s), if necessary):

                                                            ENTITY TO WHOM              AUTHORIZATION
                                                             TRANSFERRED                (e.g. notice
                                                            (relationship               dated ----- or
      DESCRIPTION                      VALUE ON               to debtor                 court order
        OF ASSET                      BOOK BASIS               if any)                  dated -----)            Terms
    ------------------------------------------------------------------------------------------------------------------------

    Fixed Assets                                                                 Oct. 21, 1998 all sales of
                                                                                 personal property approved
       Vienna                         $    39,773           Maynards

       Chicago                        $    21,786           Maynards

       Corona                         $    24,013           Maynards

       Dallas                         $   329,679           Maynards

       Houston                        $    59,941           Maynards

       Indianapolis                   $   108,034           Maynards

       Irvine                         $   310,855           Maynards

       Lake Oswego                    $ 2,207,684           Maynards

       Newport Beach                  $     1,231           Maynards

       Pasadena                       $    17,196           Maynards

       Pleasant Hill                  $    38,412           Maynards

       Rancho Cucamonga               $   149,806           Maynards

       San Bernardino                 $   390,518           Maynards

       San Diego                      $    23,500           Maynards

       Sherman Oaks                   $    24,886           Maynards

       Wakefield                      $    95,887           Maynards

       Woodland Hills                 $    71,200           Maynards


    REO in Castle Rock, CO            $   813,334           Michael J. Parrottino      Dec. 28, 1998

6. For each loan obtained during the current month provide the following information (attach separate sheet(s), if necessary):


    ------------------------------------------------------------------------------------------------------------------------
                                   AMOUNT OF LOAN          TERMS OF LOAN
           LENDER'S NAME           (describe right         (interest rate,                   PROCEDURE FOR
           (Relationship          to receive future            maturity                       OBTAINING
         to debtor, if any)       advances, if any)        collateral, etc.)                 AUTHORIZATION
    ------------------------------------------------------------------------------------------------------------------------

           Bear Stearns             $ 38,960,936      Funded January 8, 1999;            Court Approval - January 6, 1999
                                                      LIBOR plus 5.4% for 6 months,
                                                      LIBOR plus 9.4% for 12
                                                      additional  months;
                                                      Substantially all corporate
                                                      assets are pledged as
                                                      collateral





7. Statement of Disbursements and Fee paid to the U.S. Trustee pursuant to Federal Rule of Bankruptcy Procedure 2015(a)(5):

    -----------------------------------------------------------------------------------------------------------------

    QUARTER ENDING                                    TOTAL DISBURSEMENTS                                    FEE PAID
    --------------                                    -------------------                                    --------
       March 31, 1998                                 -------------------                                    --------
       June 30, 1998                                  -------------------                                    --------
       September 30, 1998                             -------------------                                    --------
       December 31, 1998                              $ 6,857,519 (1)                                        $ 10,000
       March 31, 1999                                 $ 1,569,712 (1)

(1) Excludes servicing disbursements

INCOME STATEMENT
SUPPORTING SCHEDULE (2) OTHER INCOME

                                                                                                Filing
                                                                                            October 1, 1998
                                               October    November   December    January        to Date
                                               --------   --------  ---------  -----------  ---------------

Insurance Commissions Revenue (Servicing)      $ 16,271   $ 7,548   $  6,811   $    20,763  $    51,393
Discount on Early Payoff of Secured Financing                                    1,000,000    1,000,000
Miscellaneous Refunds Received                   35,337    (2,015)    31,339         9,242       73,903
                                               --------   -------   --------   -----------  -----------

     TOTAL OTHER INCOME                        $ 51,608   $ 5,533   $ 38,150   $ 1,030,005  $ 1,125,296
                                               ========   =======   ========   ===========  ===========

INCOME STATEMENT
SUPPORTING SCHEDULE (3) OTHER EXPENSE

                                                                                                             Filing
                                                                                                         October 1, 1998
                                               October        November       December       January          to Date
                                            -------------   ------------  -------------  -------------   ---------------

Equity in Operations (Losses) of Subsidiaries

     Oceanmark Financial Services           $   (176,966)   $         -   $ (1,548,458)  $   (246,476)   $ (1,971,900)
     Home America Financial Services            (111,167)       (78,612)      (314,202)       (32,740)       (536,721)
     Hallmark America                             (7,265)             -              -                         (7,265)
     National Capital Funding, Inc.              (92,012)       (22,144)             -                       (114,156)
     Southern Pacific Mortgage Limited          (690,538)     1,737,400     (1,605,184)      (816,407)     (1,374,729)
                                            -------------   ------------  -------------  -------------   -------------

     TOTAL OTHER EXPENSE                    $ (1,077,948)   $ 1,636,644   $ (3,467,844)  $ (1,095,623)   $ (4,004,771)
                                            =============   ============  =============  =============   =============

COMPARATIVE BALANCE SHEET
SUPPORTING SCHEDULES - OTHER ASSETS

                                                    AS OF            AS OF             AS OF            AS OF
                                                   10/31/98         11/30/98         12/31/98          01/31/99
                                                ---------------  ---------------  ----------------  ---------------

OTHER CURRENT ASSETS
    Prepaid Expenses                             $   1,785,204    $   1,464,976     $   1,384,119    $   2,997,327
    Prepaid Lease Deposit                              146,052          146,052           149,052          149,052
    Prepaid Maintenance Contracts                        3,216            1,238             1,059              880
    Miscellaneous Servicing Accounts                     5,611            8,769               951            2,656
                                                ---------------  ---------------  ----------------  ---------------

       TOTAL OTHER CURRENT ASSETS                $   1,940,083    $   1,621,035     $   1,535,181    $   3,149,915
                                                ===============  ===============  ================  ===============

OTHER ASSETS
    Residual Loan Interests                      $ 302,703,733    $ 302,490,391     $ 302,231,415    $ 301,321,482
    Mortgage Servicing Rights                        7,503,655        7,343,613         7,183,570        7,023,528
    Investment in Subsidiaries                      11,734,122       13,370,766         9,902,922        8,807,299
    Real Estate Owned                                  814,369          810,718           834,724           22,207
                                                ---------------  ---------------  ----------------  ---------------

       TOTAL OTHER ASSETS                        $ 322,755,879    $ 324,015,488     $ 320,152,631    $ 317,174,516
                                                ===============  ===============  ================  ===============